Exhibit 4.34
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****].

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20 andar São Paulo, SP.
ADT:04563/21
FIRST AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT AND INCENTIVE PROGRAM
This FIRST AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT AND INCENTIVE PROGRAM (“First Amendment”) is entered into, on the date hereof, between MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA., limited liability corporation, headquartered in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 14.171, Rochaverá Corporate Plaza, Torre C Edifício Crystal Tower - 20º andar, enrolled with the Corporate Taxpayers’ Registry issued by the Ministry of Finance (“CNPJ/ME”) under No. [*****], herein represented pursuant to its articles of incorporation (“MASTERCARD BRASIL”); and PAGSEGURO INTERNET S.A., corporation headquartered in the City of São Paulo, State of São Paulo, at Avenida Brigadeiro Faria Lima, 1.384, 4º andar, parte A, Jardim Paulistano, CEP 01.451--001, enrolled with CNPJ/ME under No. [*****], herein represented pursuant to its articles of association (“CLIENT”). MASTERCARD BRASIL and CLIENT are hereinafter individually referred to as “Party”, and jointly as “Parties”.
Capitalized terms, whether in their singular or plural form, used in this First Amendment shall have their definitions set forth in the STRATEGIC ALLIANCE AGREEMENT AND INCENTIVE PROGRAM (“Agreement”) entered into between the Parties as of July 1st, 2020 (“Effective Date”)
WHEREAS:
a)As of July 1st, 2020, the Parties executed the Agreement with the purpose, but not limited to, of increasing the issuance of Mastercard PagSeguro Cards, as prepaid cards (“Mastercard PagSeguro Cards - Prepaid”), as well as the release of the new product defined in the Agreement as Mastercard PagSeguro Cards - Combo, which comprises Mastercard PagSeguro Credit Cards, with product code MLC, and the Mastercard PagSeguro Prepaid Cards, which can be used as debit cards, with product code OLS;
b)The Parties wish to adjust the terms of the Agreement to include new card products in the composition of Mastercard PagSeguro Cards - Combo, resulting in the composition of Mastercard Portfolio, namely, Consumer Standard Credit Cards, with product code MCS, and the Consumer Single Message Prepaid Cards, with product code ORL, as well as to amend the Client’s Goal and general conditions to receive the Incentives.
The Parties hereby decide to execute this First Amendment to the Agreement (“First Amendment”), pursuant to the following terms conditions:
I) AMENDMENTS TO THE AGREEMENT
I.1. Addition of Combo Consumer Cards to Mastercard Portfolio. The CLIENT is interested in, and MASTERCARD BRASIL agrees to, include the new products in the composition of Mastercard PagSeguro Cards - Combo in Mastercard Portfolio, namely, Combo Consumer Cards, which comprise the Consumer Standard Credit Cards (MCS) and the Consumer Single Message Prepaid Cards (OLR). The addition of the new combo Cards shall not change the total amount of the volume goals previously established in the Agreement, prevailing, for all purposes, the chart pursuant to item i.3 hereof.
I.2. Definition of Terms. To reflect the addition of the new products mentioned above, the Parties agree to adjust certain definitions provided in EXHIBIT A of the Agreement, which shall become in force with the following wording:
“Mastercard PagSeguro Cards - Combo - means new product, combining credit and prepaid (single) methods, included in the CLIENT’s Mastercard Portfolio, namely:
(a)Mastercard PagSeguro Credit Cards, with the product code being MLC (“Mastercard Credit Microbusiness”);

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20 andar São Paulo, SP.
ADT:04563/21
(b)Prepaid Mastercard PagSeguro Cards (OLC), which is used as debit card, with product code being OLC (“Mastercard Prepaid Business Card – debit terms”);
(c)Mastercard PagSeguro Credit Cards, with the product code being MLC (“Standard Consumer”);
(d)Prepaid Mastercard PagSeguro Cards, with product code being OLR (“Consumer Single Message”).
Total POS Revenue - means the volume of revenue assessed for the period of twelve (12) months, resulted from Transactions made with Mastercard Pagseguro Cards, part of the Mastercard Portfolio, as credit charges (MLC and MCS), prepaid (OLC and ORL) and prepaid (dual message), and processed within Banknet Systems and GCMS (“Mastercard Global Clearing Management System”), excluding withdrawal transactions.
POS Revenue from Credit Portfolio (MLC and MCS) - means the volume of revenue assessed for the period of twelve (12) months, resulted from Transactions made with Mastercard Pagseguro Cards, as credit charges (MLC and/or MCS), which are part of the Mastercard Portfolio, and processed within Banknet Systems and GCMS (“Mastercard Global Clearing Management System”), excluding withdrawal transactions.
POS Revenue from Prepaid Portfolio (OLC and OLR) - volume of revenue assessed for the period of twelve (12) months for each Year, resulted from Transactions made with Mastercard Pagseguro Cards, as prepaid charges (OLC and/or OLR), and also accepting debit charges with the Maestro Brand, which are part of the Mastercard Portfolio, and processed within Banknet Systems and GCMS (“Mastercard Global Clearing Management System”), excluding withdrawal transactions.
Total ATM Revenue from Credit Portfolio (MLC and MCS) - volume of revenue assessed for the period of twelve (12) months for each Year, resulted from Transactions made with Mastercard Pagseguro Cards, as credit charges (MLC and MCS), captured by Mastercard ATM Network.
Mastercard Portfolio - means all portfolios including Mastercard PagSeguro Cards - Combo e Mastercard PagSeguro Cards - Pre-Paid, issued, sold and manages by the CLIENT, under “Mastercard” and/or “MAESTRO” brands, and which solely and exclusively include the products under this Agreement and the Incentive Program, namely:
a)Mastercard PagSeguro Credit Cards, with the product code being MLC (“Mastercard Credit Microbusiness”);
b)Mastercard PagSeguro Prepaid Cards (OLC), with product code being OLC (“Mastercard Prepaid Business Card – debit terms”);
c)Mastercard PagSeguro Credit Cards, with the product code being MCS (“Standard Consumer”);
d)Mastercard PagSeguro Prepaid Cards, with product code being OLR (“Consumer Single Message”); and
e)Mastercard PagSeguro Prepaid Cards, accepted as credit card in dual message, with product codes: MRW (“Mastercard Prepaid Business Card – credit terms”) and MGR (“Mastercard Prepaid General Spend Consumer”).”
1.3.Revenue Volume Goals. The chart in section 3.1.(iii) of the Agreement is amended, and shall be in force with the following wording:
“ ...

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20 andar São Paulo, SP.
ADT:04563/21
GOALS FOR VOLUME OF TOTAL POS REVENUE FOR MASTERCARD PORTFOLIO (R$)

PagSeguro Cards from Mastercard Portfolio	POS Volume (Credit) MLC + MCS	POS Volume (Prepaid) OLC + OLR)	POS Incremental Volume (Prepaid)	POS Base Volume (Prepaid)	Total
Year 1	[*****]	[*****]	[*****]	[*****]	[*****]
Year 2	[*****]	[*****]	[*****]	[*****]	[*****]
Year 3	[*****]	[*****]	[*****]	[*****]	[*****]
Year 4	[*****]	[*****]	[*****]	[*****]	[*****]
Year 5	[*****]	[*****]	[*****]	[*****]	[*****]
Year 6	[*****]	[*****]	[*****]	[*****]	[*****]
Year 7	[*****]	[*****]	[*****]	[*****]	[*****]
”
I.4. Incentives. On account of the adjustments made above, the Parties agree that the wording of the Incentives provided in section 2.1., items “b”, “c” and “i” of the Agreement shall be in force with the following wording:

“2.1. (...)

b)Incentive on POS Revenue from Credit Portfolio (MLC and MCS). For the years from 2 to 7, MASTERCARD BRASIL shall provide the following amounts (BPS) to the CLIENT as a “Incentive on POS Revenue from Credit Portfolio (MLC and MCS)”, [*****]. The Incentive is subject to the achievement of at least [*****]of the goals for the Total POS Revenue Volume, for each year.

	% of Volume achieved (POS)		Years 2 to 7
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]

*BPS (basis points): 1/10000; unit used to calculate the Incentives.

Applicable Conditions:
(I) Incentive on POS Revenue from Credit Portfolio (MLC and MCS) shall only be paid if [*****].
(i) If the CLIENT [*****].

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20 andar São Paulo, SP.
ADT:04563/21

(ii) The Incentive is calculated on [*****].

c)Incentive on POS Revenue from Prepaid Portfolio (OLC and OLR). From Year 2 to Year 7, MASTERCARD BRASIL provides to the CLIENT, as “Incentive on POS Revenue from Prepaid Portfolio (OLC and OLR)”, the following amounts [*****], and to the following chart for payouts:

% of Volume achieved (POS)	Years 2 to 7
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

*BPS (basis points): 1/10000 unit used to calculate the Incentives’ amount

Applicable Conditions:
(i) Incentive on POS Revenue from Prepaid Portfolio (OLC and OLR) will be paid if [*****].
(ii) If the CLIENT [*****].
(iii) Incentive is calculated on [*****].

i)Incentive on Total ATM Revenue from Credit Portfolio (MLC and MCS). MASTERCARD BRASIL provides to the CLIENT, as “Incentive on Total ATM Revenue from Credit Portfolio (MLC and MCS)”, the amount equivalent to [*****].

% of Volume achieved (POS)	Years 1 to 7
[*****]	[*****]
[*****]	[*****]

*BPS (basis points): 1/10000; unit used to calculate the Incentives.

Applicable Conditions:
(i) [*****].
(ii) [*****].

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20 andar São Paulo, SP.
ADT:04563/21

I.5. Conversion of Innovation Forum into Support for Training Considering that the Innovation Forum did not take place in the year of 2021, the funds provided in Section 1.1.2 of the Agreement, in the amount of [*****] shall be used for purposes of training at Mastercard Academy during Year 2 of the Agreement (“Incentive"), subject to the following conditions.
MASTERCARD BRASIL shall reimburse the CLIENT with the amounts disbursed [*****].
The CLIENT must spend the Incentive on [*****].
The annual amount of the Support for Training Incentive, established for Year 2 of the Agreement, is calculated on [*****].
I.6. Issuance of Mastercard PagSeguro Combo Cards. The issuance of Mastercard PagSeguro Combo Cards shall start within [*****] from the Agreement’s Effective Date, and Section 3.1(i) of the Agreement shall be in force with the following wording:
3.1. (...)
(i) Mastercard PagSeguro Card - Combo: The CLIENT shall release the Mastercard PagSeguro Card - Combo in up to thirteen (13) months, as from the Agreement’s Effective Date (“Release Date”), as credit and prepaid cards, but also accepting debit charges. The CLIENT is aware that MASTERCARD BRASIL has the intent to release the new product Prepaid Mastercard (DMC - Debit), as from the second semester of 2021. The Parties hereby agree that, due to the closeness of the new release, the CLIENT is not obliged to proceed with the reissuance or migration of any Mastercard PagSeguro Prepaid Card (“OLC”) for at least [*****] as from the Release Date of Mastercard PagSeguro Card - Combo. However, the CLIENT is aware that the product is subject to new conditions and rules. Thus, in order to include the new product into the CLIENT’s Mastercard Portfolio and to make it the subject matter hereof, the Parties hereby agree that they will negotiate, at the implementation of the new product, the new terms and conditions for the product, which shall be reflected in this Incentive Program, through contractual amendment. For clarification purposes, the contractual amendment will have the sole and exclusive purpose of adding the terms and conditions to the new product, and the CLIENT may not change any condition agreed upon herein with respect to the other products and Incentive.
III) RATIFICATION OF THE AGREEMENT’S CLAUSES

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20 andar São Paulo, SP.
ADT:04563/21

III.1. The Parties hereby ratify all other terms and conditions of the Agreement that were not expressly mentioned herein, which remain in force, without changes, including the venue clause and electronic signature clause.
IN WITNESS WHEREOF, the Parties execute this First Amendment, by their legal representatives, in the presence of two (2) witnesses, for all legal purposes, binding upon their represented parties and any successors or assignees thereof.

São Paulo, Monday, February 14, 2022.

PagSeguro Internet S.A.		PagSeguro Internet S.A.

Full Name:	Artur Galke Schunck	Full Name:	Leandro Roberto Rodrigues
Title:	Chief Financial Officer	Title:	Treasury Officer

Mastercard Brasil Soluções de Pagamento Ltda		Mastercard Brasil Soluções de Pagamento Ltda

Full Name:	Miltonleise Filho	Full Name:	Paulo Frossard
Position:	Senior Vice President	Position:	Vice-CEO

WITNESSES: 1.	2.

Completion Certificate
Envelope ID: 50924433E0B34425BE19DCC9C42CAF4D		Status:
Completed Subject: DocuSign: MASTER - Primeiro Aditivo ao CBA - ADT 04563.21 - 25FEV22.pdf
Source Envelope:
Document Pages: 6	Signatures: 6	Envelope Sent by:
Certificate Pages: 8	Initials: 6	Liza Alcazar
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384
Enveloped Stamping (ID Stamping): Enabled		SP, 01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****] IP Address: [*****]

Record Tracking
Status: Original	Holder: Liza Alcazar	Location: DocuSign
2/25/2022 6:40:41	[*****]
AM

Signer Events	Signature	Timestamp
Liza Alcazar		Sent: 2/25/2022 6:46:08 AM
lalcazar@uolinc.com		Viewed: 2/25/2022 6:46:25 AM
UOL - UNIVERSO ONLINE S/A		Signed: 2/25/2022 6:47:00 AM
Security Level: E-mail, Account Authentication	Signature established by: Signature image loaded
(None)	Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Artur Gaulke Schunck		Sent: 2/25/2022 6:47:03 AM
[*****] Chief		Viewed: 2/25/2022 7:00:12 AM
Financial Officer		Signed: 2/25/2022 7:00:18 AM
Security Level: E-mail, Account Authentication	Signature established by: Pre-set style
(None)	Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 11/24/2020 12:09:02 PM
ID: 5a4c0fb4-f25d-4d6c-9dd3-5f36b01ffbcc

Deborah Barros [*****]		Sent: 2/25/2022 6:47:03 AM
Security Level: E-mail, Account Authentication		Viewed: 2/25/2022 6:49:05 AM
(None)		Signed: 2/25/2022 6:49:13 AM
Signature adoption: Pre-selected Style IP
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 12/1/2021 12:14:41 PM
ID: dd3fe090-66c1-490f-9844-e00969088eb5

Signer Events	Signature	Timestamp
Jessica Victoria Ferreira		Sent: 2/25/2022 6:47:04 AM
[*****]		Viewed: 2/25/2022 7:00:39 AM
Security Level: E-mail, Account Authentication		Signed: 2/25/2022 7:01:01 AM
(None)	Signature adoption: Pre-selected Style IP
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 2/25/2022 7:00:39 AM
ID: 63aea22f-caf5-410a-8e8c-5b39c6ad01b5

Leandro Roberto Rodrigues		Sent: 2/25/2022 6:47:04 AM
[*****] Treasury Officer		Viewed: 2/25/2022 7:36:42 AM
Security Level: E-mail, Account Authentication		Signed: 2/25/2022 7:36:54 AM
(None)	Signature established by: Pre-set style
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 2/25/2022 7:36:42 AM
ID: 52770672-003a-4e26-beb8-47556d009520

Miltonleise Filho		Sent: 2/25/2022 6:47:04 AM
[*****] Senior		Viewed: 2/25/2022 12:10:22 PM
Vice President		Signed: 2/25/2022 12:11:19 PM
Security Level: E-mail, Account Authentication	Signature established by: Pre-set style
(None)	Using IP Address: [*****]
Signed using cellphone

Electronic Record and Signature Disclosure:
Accepted: 6/17/2020 2:39:16 PM
ID: 3e689f15-858a-4f5d-aa24-c07069e905ec

Paulo Frossard		Sent: 2/25/2022 6:47:05 AM
[*****] Vice President		Viewed: 3/3/2022 7:11:29 AM
Security Level: E-mail, Account Authentication		Signed: 3/3/2022 7:11:38 AM
(None)
Signature established by: Pre-set style
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 6/17/2020 2:07:33 PM
ID: d94afd78-197b-4c37-a68f-6586e20c5cfa

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	2/25/2022 6:46:08 AM
Certified delivery	Security checked	3/3/2022 7:11:29 AM
Signing complete	Security checked	3/3/2022 7:11:38 AM
Completed	Security checked	3/3/2022 7:11:38 AM
Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 02/07/2018 05:43:37
Parties agreed to: Artur Galke Schunck, Deborah Barros, Paulo Frossard
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Electronic Record and Signature Disclosure created on: 12/27/2017 6:27:37 AM
Parties agreed to: Jessica Victoria Ferreira, Leandro Roberto Rodrigues, Miltonleise Filho
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
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You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to: [*****]
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To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
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